SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

         Date of report (Date of earliest event reported): May 29, 2002
                                                           ------------


                               CYTOGEN CORPORATION
                               -------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-14879                 222322400
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


600 College Road East, CN 5308, Princeton, NJ                            08540
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(Address of Principal Executive Offices)                              (Zip Code)



                                 (609) 750-8200
                ------------------------------------------------
                         (Registrant's telephone number,
                              including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Item 5.     Other Events.

     On May 29, 2002, Cytogen Corporation (the "Company") issued a press release reporting the Company's financial guidance and outlining the Company's strategic planning and operations for 2002. Subsequently, on May 30, 2002, the Company issued a joint press release with Draximage Inc., the radiopharmaceutical subsidiary of DRAXIS Health Inc., announcing the launch of DRAXIS Health's
BrachySeed Palladium-103 product in the United States for the treatment of prostate cancer.

     Each such press release is attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and each is incorporated herein by reference. The foregoing description of each such press release is qualified in its entirety by reference to each such respective document.

     Item 7.    Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c) Exhibits.

           Exhibit No.       Description
           -----------       -----------
           99.1              Press release of the Company dated May 29, 2002
           99.2              Press release of the Company dated May 30, 2002

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Cytogen Corporation



                                              By: /s/ Lawrence R. Hoffman
                                                  ------------------------------
                                                  Lawrence R. Hoffman,
                                                   Chief Financial Officer


Date:  May 30, 2002